Sentinel Variable Products Trust

Supplement dated March 15, 2013

to the Prospectus dated April 30, 2012, as supplemented to date

Sentinel Variable Products Small Company and Sentinel Variable Products Mid Cap Funds

New Portfolio Management Team

Effective March 30, 2013, the portfolio management team of the Sentinel Variable Products Small Company and Sentinel Variable Products Mid Cap Funds will consist of Jason Ronovech and Carole Hersam.  Accordingly, on that date, the section of the Prospectus as it relates to each of the Funds named above is amended as follows:

The section of the Prospectus titled “Fund Summaries – Management – Portfolio Managers” as it relates to each Fund listed above is deleted in its entirety and replaced with the following:

Portfolio Managers.  Jason Ronovech, Senior Vice President with Sentinel, has been a portfolio manager of the Fund since March 30, 2013.  Carole Hersam, Vice President with Sentinel, has been a portfolio manager of the Fund since August 1, 2012.

The section of the Prospectus titled “Management of the Funds” as it relates to each Fund listed above is deleted in its entirety and replaced with the following:

Jason Ronovech is lead manager and Carole Hersam is co-manager of the Fund.  Mr. Ronovech joined Sentinel in March 2013 and has co-managed the Fund since March 30, 2013.  Prior to joining Sentinel, from 2005 to 2013, Mr. Ronovech was a portfolio manager with Paradigm Capital Management, co-managing their small cap and smid cap portfolios.  Mr. Ronovech holds the Chartered Financial Analyst designation.  Ms. Hersam joined Sentinel in 2000, and holds the Chartered Financial Analyst designation.  Ms. Hersam has co-managed the Fund since August 1, 2012.